UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 5, 2006

                         CITADEL SECURITY SOFTWARE INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                  000-33491                     75-2873882
     (State of other       (Commission File Number)           (IRS employer
     jurisdiction of                                     identification number)
      incorporation)

                TWO LINCOLN CENTRE, 5420 LBJ FREEWAY, SUITE 1600
                       DALLAS, TEXAS                75240
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (214) 520-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 5, 2006, Citadel Security Software Inc. issued a press release announcing its preliminary financial results for the fiscal quarter ended March 31, 2006.

A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

99.1 Press Release of Citadel Security Software Inc. dated April 5, 2006, announcing its preliminary financial results for the first quarter ended March 31, 2006.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Citadel Security Software Inc. (Registrant)


By: /s/ STEVEN B. SOLOMON
    ---------------------
        Steven B. Solomon
        Chief Executive Officer

Dated as of April 6, 2006